Shipping and Handling Costs	6 Months Ended
Jul. 02, 2011
Shipping and Handling Costs [Abstract]
Shipping and Handling Costs
Shipping and Handling Costs
The cost of products sold line item includes costs related to the purchase and manufacture of goods sold by the Company. Among these costs are inbound freight charges, purchasing and receiving costs, inspection costs, depreciation expense, internal transfer costs and warehousing costs of raw material, work in process and packing materials. The warehousing and distribution costs of finished goods are included in DS&A expense. Distribution costs are comprised of outbound freight and associated labor costs. Fees billed to customers associated with the distribution of products are classified as revenue. The distribution costs included in DS&A expense for the second quarters of 2011 and 2010 were $39.9 million and $33.8 million, respectively, and were $77.5 million and $66.8 million for the year-to-date periods ended July 2, 2011 and June 26, 2010, respectively.